  EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186
Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

__________________ NEWS _________________

Vista Gold Corp. Announces 2016 Results

Denver, Colorado, February 22, 2017 -  Vista Gold Corp. (“Vista,” the “Company,” “we” or “our”) today announced its audited financial results and highlights for the fiscal year ended December 31, 2016. Management's quarterly conference call to discuss these results is scheduled for 9:00 a.m. MST on February 24, 2017. The Company’s full audited financial statements, Management's Discussion and Analysis together with other important disclosures can be found in the Company's Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of 2016 Financial Results

We reported a  net loss of $3.1 million or $0.04 per share for the year ended December 31, 2016. This includes $7.7 million of operating expenses; a $3.2 million mark-to-market gain on our investment in Midas Gold Corp.; $1.3 million of payments received from the Australian Government under a research and development incentive program for qualifying costs incurred in 2014 and 2015; and $0.1 million of other income.

Our working capital at December 31, 2016 totaled approximately $28.4 million, including cash and short-term investments (comprised of government securities) of approximately $23.9 million. The 2016 increase in working capital and cash resulted mainly from our August 2016 public equity financing which provided net cash proceeds of $15.9 million. The Company currently has no debt.

Frederick H. Earnest, President and Chief Executive Officer, commented, “With the equity offering completed in August 2016, we believe we have sufficient working capital to fund our fixed costs for several years in addition to continuing to execute selected optimization programs and completing all of the critical milestones necessary to advance our Mt Todd project to the point of a development decision.  In the near-term, we plan to complete feasibility-study level testing of the ore screening and sorting processes and grind size optimization testing which we expect will confirm the potential process improvements we reported in our press release dated November 28, 2016.  Following completion of these tests, we anticipate updating our 2013 Preliminary Feasibility Study to reflect improvements in the USD:AUD exchange rate, the results of process flowsheet optimizations and other cost reductions that are expected to have an impact on the Mt Todd project economics. We continue to focus on obtaining the authorizations for the Mt Todd project and have begun drafting the mine management plan (“MMP”), which is one of the final remaining major permits for Mt Todd.”

To review the Company's Annual Report on Form 10-K for the year ended December 31, 2016, including the related Management's Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

All dollar amounts in the press release are U.S. dollars.

Management Conference Call

A conference call with management to review our financial results for the fiscal year ended December 31, 2016 and to discuss corporate and project activities is scheduled for Friday,  February 24, 2017 at 9:00 a.m. MST.

Toll-free in North America: 1-866-233-5249

International: 416-642-3300

This call will also be web-cast and can be accessed at the following web location:

 http://event.on24.com/r.htm?e=1374526&s=1&k=1224AF51400B08D9C5CB5B5CF1D56762

This call will be archived and available at www.vistagold.com after February 24, 2017.  Audio replay will be available for 21 days by calling toll-free in North America: 1-888-203-1112, passcode 7768751.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions during the conference call.

About Vista Gold Corp.

The Company is a well-funded gold project developer. Our principal asset is our flagship Mt Todd gold project in Northern Territory, Australia.  Mt Todd is one of the largest undeveloped gold projects in Australia. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

For further information, please contact Connie Martinez at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief we have sufficient working capital to fund our fixed costs for several years in addition to continuing to execute selected optimization programs and completing all of the critical milestones necessary to advance Mt Todd to the point of a development decision; our plan to complete feasibility-study level testing of the ore screening and sorting processes and grind size optimization testing which we expect will confirm the positive results we reported in our press release November 28, 2016; our plan to update our 2013 Preliminary Feasibility Study to reflect improvements in the USD:AUD exchange rate, the results of process flowsheet optimizations and other cost reductions that are expected to have an impact on the Mt Todd project economics; and our belief that the mine management plan is one of the final remaining major permits for Mt Todd and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates, results of optimization studies and results of preliminary economic assessments, technical studies, pre-feasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions, foreign exchange rates and the price of gold.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 22, 2017 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.